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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                          Pursuant to Section 13 of the

                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): November 18, 1999


                      Sears Credit Account Master Trust II
               --------------------------------------------------
               (Exact name of registrant as specified in charter)



             Illinois                0-24776               Not Applicable
           -------------           ------------          -------------------
            (State of              (Commission             (IRS Employer
           Organization)           File Number)          Identification No.)


c/o SRFG, Inc.
3711 Kennett Pike
Greenville, Delaware                                                     19807
------------------------------------------------                      ----------
(Address of principal executive offices)                              (Zip Code)


Registrant's Telephone Number, including area code:  (302) 434-3176
                                                    ---------------

Former name or former address, if changed since last report:  Not Applicable


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                      The Exhibit Index appears on Page 4
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Item 5.       Other Events

              Series 1999-3. On November 18, 1999, the registrant made available to investors a prospectus supplement, dated November 15, 1999, and prospectus, dated November 15, 1999, with respect to the issuance of $400,000,000 aggregate principal amount of 6.45% Class A Master Trust Certificates, Series 1999-3, pursuant to the Pooling and Servicing Agreement, dated as of July 31, 1994, as amended, among SRFG, Inc. (formerly Sears Receivables Financing Group, Inc.) as Seller ("SRFG"), Sears, Roebuck and Co. as Servicer ("Sears") and Bank One, National Association (formerly The First National Bank of Chicago) as Trustee (the "Trustee"), and the Series Supplement, to be dated as of November 23, 1999, for Series 1999-3 among SRFG as Seller, Sears as Servicer and the Trustee. A copy of the prospectus supplement and prospectus is attached as Exhibit 99.

Item 7.       Financial Statements, Pro Forma Financial Information and Exhibits

Exhibit No.   Description

Exhibit 99 Prospectus Supplement dated November 15, 1999, and Prospectus dated November 15, 1999, with respect to the 6.45% Class A Master Trust Certificates, Series 1999-3.




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                     Sears Credit Account Master Trust II
                                      (Registrant)


                                     By:  SRFG, Inc.
                                          (Originator of the Trust)




Date: November 18, 1999              By:  /s/  George F. Slook
                                          -----------------------------------
                                          George F. Slook
                                          President and Chief Executive Officer





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                                INDEX TO EXHIBITS
                                -----------------


Exhibit No.       Description
-----------       -----------

Exhibit 99        Prospectus Supplement dated November 15, 1999, and
                  Prospectus dated November 15, 1999, with respect to the 6.45% Class A Master Trust Certificates, Series 1999-3.








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